UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 6, 2010

Clenergen Corporation
(Exact name of registrant as specified in its charter)

Nevada	333-130286	20-2781289
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5379 Lyons Road, Suite 301
Coconut Creek, Florida	33073
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 954-509-9830

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Comment - Use of Terminology

Throughout this Current Report on Form 8-K, the terms the “Company,” “we,” “us” and “our” refers to the registrant, Clenergen Corporation, and its wholly-owned subsidiaries, including Clenergen India Private Limited (“Clenergen India”), on a consolidated basis.

Item 8.01	Other Events.

On September 6, 2010, we forwarded a letter to recent investors in our company who purchased shares of our common stock in an offering conducted through a sales agent located in Germany.  The letter, which is in both English and German, is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are being filed as part of this Current Report on Form 8-K.

Exhibit Number	Exhibit Description
99.1	Letter to investors, forwarded on September 6, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 6, 2010	Clenergen Corporation

	By:	/s/ Tim J.E. Bowen
Tim J.E. Bowen
Chief Executive Officer